EPIPHANY FFV LATIN AMERICA FUND

Class C shares: ELACX

a series of

Epiphany Funds

106 Decker Court, Suite 225

Irving, Texas 75062

Supplement dated April 1, 2015 to the Fund’s Prospectus dated March 27, 2015, Summary Prospectus and Statement of Additional Information, each dated March 1, 2015

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The Board of Trustees of the Epiphany Funds has concluded that due to the size of the Fund’s Class C share class, it is in the best interests of the Fund and its shareholders that the Fund liquidate its Class C share class.  The Board has determined to close Class C and redeem all remaining outstanding Class C shares on or about April 29, 2015.  Class A and Class N of the Fund remain unchanged.

Effective immediately, the sale of Class C shares of the Epiphany FFV Latin America Fund (the “Fund”) is suspended. Class C will be liquidated on or about April 29, 2015.  However, shares are eligible for exchange into another share class of the Fund or another Epiphany Fund.

Accordingly, the prospectus has been amended:

References to Class C shares of Epiphany FFV Latin America Fund.  All references to Class C shares of the Fund in the prospectus and SAI are deleted effective as of April 29, 2015.

Suspension of Sales.  Effective immediately, the Fund will no longer accept orders to buy Class C shares of the Fund from any new investors or existing shareholders.

After April 1, 2015 and prior to April 29, 2015, you may 1) exchange your Class C shares in the Fund for shares of another class of the Fund or any other Epiphany Fund, at the respective Epiphany Fund’s current asset value per share; or 2) redeem your investment in Class C shares of the Fund, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT EXCHANGED OR REDEEMED THEIR CLASS C SHARES OF THE FUND PRIOR TO APRIL 29, 2015 WILL HAVE THEIR CLASS C SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.

If you have questions or need assistance, please contact your financial advisor directly or the Fund toll free at 1‐800‐320‐2185.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of any redemption of Fund shares.  If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

You should read this Supplement in conjunction with the Prospectus dated March 27, 2015 and Statement of Additional Information dated March 1, 2015, which provide information that you should know about the Fund before investing and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and are available upon request and without charge by calling the Fund toll-free at 1‐ 800‐320‐2185.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE